Exhibit 10.09
Table 1A-R2 To
Purchase Agreement No. PA-05130
[***]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Airframe Model/MTOW:			[***]	[***]	Configuration Specification:		[***]	[***]	2Q21 External Fcst
Engine Model/Thrust:			[***]	[***]	Airframe Price Base Year/Escalation Formula:			[***]	[***]
Airframe Price:				[***]	Engine Price Base Year/Escalation Formula:
Optional Features:				[***]
Sub-Total of Airframe and Features:				[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):				[***]	Base Year Index (ECI):			[***]
Aircraft Basic Price (Excluding BFE/SPE):				[***]	Base Year Index (CPI):			[***]
Buyer Furnished Equipment (BFE) Estimate:				[***]
Seller Purchased Equipment (SPE) Estimate:				[***]
LIFT Seats Provided by Boeing (Estimate):				[***]
Deposit per Aircraft:				[***]

	[***]		[***]		[***]	[***]
Delivery		Number of				[***]	[***]	[***]	[***]
Date*		Aircraft
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]

WJE-PA-05130 SA-2 121449-1F.txt	Boeing Proprietary	Page 1

Table 1A-R2 To
Purchase Agreement No. PA-05130
[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total:		[***]

[***]

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WJE-PA-05130 SA-2 121449-1F.txt	Boeing Proprietary	Page 2